Supplement dated May 16, 2025 to the Prospectus dated February 1, 2025, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
Effective immediately, the Average Annual Total Returns bar chart in the subsection “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” for the Loomis Sayles Institutional High Income Fund is amended and replaced to clarify that the final column reflects total returns for 2024.